Exhibit 32.1

CERTIFICATION FOR PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law107-204), the undersigned, Daniel W. Hollis, the Chief Executive and Financial Officer of Dutch Gold Resources, Inc., a Nevada corporation (the “Company”), hereby certifies that:

(1)   The Company’s Quarterly Report on Form 10–QSB for the quarter ended September 30, 2006, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is signed on February 25 , 2008 .

/s/Daniel W. Hollis
Daniel W. Hollis
Chief Executive and Financial Officer
Dutch Gold Resources, Inc.

•	Enacted by Section 906 of the Sarbanes-Oxley Act of 2002, Public Law 107-204.